UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 17, 2019
(Date of earliest event reported)

Benchmark 2019-B11 Mortgage Trust
(Central Index Key Number 0001775756)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 17, 2019, with respect to the Benchmark 2019-B11 Mortgage Trust (the “Issuing Entity”). The purpose of this amendment is to file the executed version of the WFCM 2019-C50 Primary Servicing Agreement (as defined below) as Exhibit 99.4 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 17, 2019, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2019 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Benchmark 2019-B11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B11.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund formed on June 17, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 commercial and multifamily mortgage loans (the “Mortgage Loans”).

The Mortgage Loan identified as “Heartland Dental Medical Office Portfolio” on Exhibit B in the Pooling and Servicing Agreement (the “Heartland Dental Medical Office Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Heartland Dental Medical Office Portfolio Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that are not assets of the Issuing Entity. The Heartland Dental Medical Office Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2019 (the “WFCM 2019-C50 Pooling and Servicing Agreement”), among Wells Fargo Commercial Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2019-C50 securitization transaction into which the controlling companion loan is deposited, and which was previously filed as Exhibit 4.8 to the Current Report on Form 8-K filed on June 17, 2019 with respect to the Issuing Entity.

Wells Fargo Bank, National Association, as master servicer under the WFCM 2019-C50 Pooling and Servicing Agreement, appointed Midland Loan Services, a Division of PNC Bank, National Association as a subservicer with respect to the Heartland Dental Medical Office Portfolio Whole Loan, pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2019 (the “WFCM 2019-C50 Primary Servicing Agreement”), between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The terms and conditions of the WFCM 2019-C50 Primary Servicing Agreement applicable to the servicing of the Heartland Dental Medical Office Portfolio Whole Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 17, 2019.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.4	Primary Servicing Agreement, dated as of May 1, 2019, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2020	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bradley J. Horn
Name: Bradley J. Horn Title: Executive Director